UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2005

GARDENBURGER, INC.

(Exact name of registrant as specified in its charter)

Oregon	0-20330	93-0886359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15615 Alton Parkway, Suite 350, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (949) 255-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on October 14, 2005, Gardenburger, Inc. (the “Company”) filed a voluntary petition (the “Chapter 11 Case”) for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Central District of California, Santa Ana Division (the “Bankruptcy Court”) (Case No. SA 05-19539-JB).  The Company continues to operate its business as a debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with applicable provisions of the Bankruptcy Code.

On December 19, 2005, the Company filed its Monthly Operating Report for the month of November 2005 (the “Operating Report”) with the Bankruptcy Court.  The Operating Report is attached hereto as Exhibit 99.1.  The Operating Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

Cautionary Statement Regarding Financial and Operating Data

The Company cautions investors and potential investors not to place undue reliance on the information contained in the Operating Report.  The Operating Report contains financial information that has not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments.  The Operating Report is in a format agreed to between the Company and the Office of the United States Trustee and should not be used for investment purposes.  The Operating Report contains information for periods different from those required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act.  Results set forth in the Operating Report should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

Some of the statements included in this Form 8-K and in the Operating Report, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties.  For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are not guarantees of future performance and a variety of factors could cause the Company’s actual results to differ materially from the anticipated or expected results expressed in these forward-looking statements.  The Company undertakes no obligation to update or revise any such forward-looking statements.  The forward-looking statements and the Company’s liquidity, capital resources, and results of operations are subject to a number of risks and uncertainties, including, but not limited to, the following: the ability of the Company to operate as a going concern; the ability of the Company to continue to obtain use of cash collateral and/or debtor-in-possession financing pursuant to the terms of such agreements; defaults under our current loan documents; court approval of the motions prosecuted by the Company from time to time; the ability of the Company to develop, prosecute, confirm and consummate a plan of reorganization with respect to the Chapter 11 Case; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm a plan of reorganization, for the appointment of a Chapter 11 trustee or to convert the case to a Chapter 7 case; the ability of the Company to obtain trade credit, and shipments and terms with vendors and service providers for current orders; the Company’s ability to maintain contracts that are critical to its operations; potential adverse developments with respect to the Company’s liquidity and/or results of operations; trends in the economy as a whole which may affect consumer confidence and consumer demand for the types of goods sold by the Company; potential adverse publicity; the ability of the Company to attract and retain key personnel; the ability of the Company to judge the impact of competitive products and pricing; the ability of the Company to compete with competitors; commodity price and availability risks; delivery of quality products to us timely by our suppliers; consumer preferences and perceptions; increased insurance costs; potential litigation; governmental regulations; compliance with environmental laws; the evolving regulation of corporate governance and public disclosure; and the timely implementation of our internal control procedures.  Actual results may differ materially due to these risks and uncertainties and those described in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 16, 2005.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of our various prepetition liabilities, common stock and/or other equity securities.  No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies.  A plan of reorganization could result in holders of the Company’s common stock receiving no distribution on account of their interest and cancellation of their interests.  In addition, under certain conditions specified under the Bankruptcy Code, a plan of reorganization may be confirmed notwithstanding its rejection by an impaired class of creditors or equity holders and notwithstanding the fact that equity holders do not receive or retain property on account of their equity interests under the plan.  In light of the foregoing, the Company considers the value of the common stock to be highly speculative and cautions equity holders that the stock may ultimately be determined to have no value.  Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in the Company’s common stock or any claims relating to prepetition liabilities and/or other interests in the Company such as warrants convertible into equity interests.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Operating Report for the month of November 2005, filed with the United States Bankruptcy Court for the Central District of California, Santa Ana Division on December 19, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARDENBURGER, INC.

December 21, 2005	By:	/s/ Scott C. Wallace
Scott C. Wallace
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Operating Report for the month of November 2005, filed with the United States Bankruptcy Court for the Central District of California, Santa Ana Division on December 19, 2005.